UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): March 17, 2004

                         Commission File Number 0-28378

                                     AMREIT
             (Exact name of registrant as specified in its charter)


              TEXAS                                      76-0410050
(State or other jurisdiction of                       (I.R.S. Employer
 Incorporation or organization)                      Identification No.)


   8 Greenway Plaza, Suite 824
       Houston, TX 77046                               713-850-1400
(Address of principal executive offices)      (Registrant's telephone number)


Former name, former address and former fiscal year, if changed since last report: NONE




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Item 7.  Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

             99.1     Press Release dated March 17, 2004


Item 12. Results of Operations and Financial Condition


        The information under this caption is furnished by AmREIT (the "Company") in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On March 17, 2004, the Company issued a press release describing its results of operations for the fourth quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this report. In the earnings release, the Company used the non-GAAP financial measure of funds from Operations ("FFO"). A reconciliation of FFO to the comparable GAAP financial measure (net income) is contained in the attached earnings release. Disclosure regarding the definition of FFO used by the Company and why the Company's management believes the presentation of FFO provides useful information to investors is included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2002.







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                                   SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange ACT of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 17, 2004


                                AMREIT

                                By:  /s/ Chad C. Braun
                                    --------------------------------------
                                    Chad C. Braun, Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit
Number                                       Description
-------                   -------------------------------------------------

99.1                      Press Release dated March 17, 2004